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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 dated February 9, 2000 of our reports dated February 8, 2000 included in the Company's Registration Statement on Form S-1 (File No. 333-92011), as amended, and to all references to our Firm included in this registration statement.



                              /s/ Arthur Andersen LLP
                              -----------------------
                              Arthur Andersen LLP

                              February 9, 2000